                                                                    EXHIBIT 99.5

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors
Cobbwells, Inc.

    We have audited the accompanying balance sheet of Cobbwells, Inc., d/b/a Page One Messaging Services as of December 31, 1994, and the related statements of operations and accumulated deficit and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cobbwells, Inc., at December 31, 1994, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                          ERNST & YOUNG LLP

Dallas, Texas
August 25, 1995

                                COBBWELLS, INC.
                       D/B/A/ PAGE ONE MESSAGING SERVICES

                                 BALANCE SHEETS

                                     ASSETS

                                                                                      DECEMBER 31,
                                                                                          1994
                                                                                      -------------    JUNE 30,
                                                                                                         1995
                                                                                                     -------------
                                                                                                      (UNAUDITED)

Cash................................................................................  $      75,739  $      24,390
Trade accounts receivable...........................................................         40,387         16,232
Inventories.........................................................................         73,181        110,369
Prepaids and other current assets...................................................       --               40,172
                                                                                      -------------  -------------
Total current assets................................................................        189,307        191,163
Equipment:
  Pagers............................................................................        475,174        567,961
  Communications equipment..........................................................        912,695        981,000
  Buildings and other equipment.....................................................        287,521        352,964
                                                                                      -------------  -------------
                                                                                          1,675,390      1,901,925
  Less allowance for depreciation...................................................        716,634       (896,634)
                                                                                      -------------  -------------
                                                                                            958,756      1,005,291
Note receivable from related party (Note 3).........................................         14,000       --
                                                                                      -------------  -------------
Total assets........................................................................  $   1,162,063  $   1,196,454
                                                                                      -------------  -------------
                                                                                      -------------  -------------

                               LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
  Trade payables....................................................................  $      80,255  $    --
  Advances from stockholders (Note 3)...............................................        276,450        276,448
  Customer deposits.................................................................         17,013         19,881
  Other accrued expenses and liabilities............................................         55,547          4,226
  Current maturities of long-term debt (Note 4).....................................      1,148,682      1,111,776
                                                                                      -------------  -------------
Total current liabilities...........................................................      1,577,947      1,412,331
Stockholders' deficit:
  Common stock, $100 par value:
    Authorized shares -- 1,000
    Issued and outstanding shares -- 153............................................         15,300         15,300
  Accumulated deficit...............................................................       (431,184)      (231,177)
                                                                                      -------------  -------------
Total stockholders' deficit.........................................................       (415,884)      (215,877)
                                                                                      -------------  -------------
Total liabilities and stockholders' deficit.........................................  $   1,162,063  $   1,196,454
                                                                                      -------------  -------------
                                                                                      -------------  -------------

                            See accompanying notes.

                                COBBWELLS, INC.
                       D/B/A PAGE ONE MESSAGING SERVICES

                STATEMENTS OF OPERATIONS AND ACCUMULATED DEFICIT

                                                                                       YEAR ENDED
                                                                                      DECEMBER 31,
                                                                                          1994
                                                                                      -------------   SIX MONTHS
                                                                                                      ENDED JUNE
                                                                                                          30,
                                                                                                         1995
                                                                                                     -------------
                                                                                                      (UNAUDITED)

Total revenues......................................................................  $   3,794,301  $   2,500,987
Cost of products sold...............................................................        981,253        533,017
                                                                                      -------------  -------------
                                                                                          2,813,048      1,967,970
Cost of services -- pager lease and access services.................................        606,088        293,374
                                                                                      -------------  -------------
                                                                                          2,206,960      1,674,596
Expenses:
  Selling, general, and administrative..............................................      1,959,209      1,229,869
  Depreciation and amortization.....................................................        232,688        180,000
                                                                                      -------------  -------------
                                                                                          2,191,897      1,409,869
                                                                                      -------------  -------------
Operating income....................................................................         15,063        264,727
Interest expense....................................................................        108,337         64,720
                                                                                      -------------  -------------
Net (loss)/income...................................................................        (93,274)       200,007
Accumulated deficit at beginning of year............................................       (337,910)      (431,184)
                                                                                      -------------  -------------
Accumulated deficit at end of year..................................................  $    (431,184) $    (231,177)
                                                                                      -------------  -------------
                                                                                      -------------  -------------

                            See accompanying notes.

                                COBBWELLS, INC.
                       D/B/A PAGE ONE MESSAGING SERVICES

                            STATEMENTS OF CASH FLOWS

                                                                                        YEAR ENDED
                                                                                       DECEMBER 31,
                                                                                           1994
                                                                                       -------------   SIX MONTHS
                                                                                                       ENDED JUNE
                                                                                                          30,
                                                                                                          1995
                                                                                                      ------------
                                                                                                      (UNAUDITED)

OPERATING ACTIVITIES
Net (loss)/income....................................................................  $     (93,274) $    200,007
Adjustments to reconcile net loss/income to net cash provided by operating activities:
  Depreciation and amortization......................................................        232,688       180,000
  Changes in operating assets and liabilities:
    Trade accounts receivable........................................................          6,619        38,155
    Inventories and other assets.....................................................        (25,384)      (77,360)
    Trade payables and accrued liabilities...........................................          3,532      (128,710)
                                                                                       -------------  ------------
Net cash provided by operating activities............................................        124,181       212,092
                                                                                       -------------  ------------
INVESTING ACTIVITY
Purchase of property and equipment...................................................       (420,383)     (226,535)

FINANCING ACTIVITIES
Advances from stockholders...........................................................         13,000       --
Proceeds from long-term debt.........................................................      1,222,926       --
Payments on long-term debt...........................................................       (863,985)      (36,906)
                                                                                       -------------  ------------
Net cash provided by financing activities............................................        371,941       (39,906)
                                                                                       -------------  ------------
Net increase in cash.................................................................         75,739       (51,349)
Cash at beginning of year............................................................       --              75,739
                                                                                       -------------  ------------
Cash at end of year..................................................................  $      75,739  $     24,390
                                                                                       -------------  ------------
                                                                                       -------------  ------------
SUPPLEMENTAL CASH FLOW INFORMATION
Interest paid in cash................................................................  $     105,340  $     67,717
                                                                                       -------------  ------------
                                                                                       -------------  ------------

                            See accompanying notes.

                                COBBWELLS, INC.
                       D/B/A PAGE ONE MESSAGING SERVICES

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1994

NOTE 1. -- ORGANIZATION
    Cobbwells, Inc. (the Company), doing business as Page One Messaging Services, sells and leases paging equipment and operates paging systems in Georgia.

NOTE 2. -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    CREDIT CONCENTRATIONS

    The Company's customers are concentrated in Georgia. No single customer accounted for a significant amount of the Company's sales. The Company reviews a customer's credit history before extending credit and generally does not require significant collateral. Bad debts are recognized on the specific write-off method.

    CASH

    For purposes of the statement of cash flows, the Company considers all highly liquid instruments purchased with maturities of three months or less to be cash investments.

    INVENTORIES

    Inventories are valued at the lower of cost or market. Cost is determined by the first-in, first-out (FIFO) method.

    EQUIPMENT

    Equipment is recorded at cost. Depreciation is computed by the straight-line method over the estimated useful lives of the assets. Estimated useful lives generally range from five to thirty years.

    INCOME TAXES

    The Company has elected to be taxed under the Subchapter S provisions of the Internal Revenue Code. Accordingly, the Company's income or loss passes to its stockholders for inclusion in their individual income tax returns.

NOTE 3. -- RELATED PARTY TRANSACTIONS

    The Company has received advances from it stockholders. There is no formal agreement covering the advances which are due on demand. The Company has not recognized any interest on these advances.

    During 1994, an affiliate purchased a building from the Company by assuming the remaining mortgage of approximately $26,000 and issuing a note payable to the Company for $14,000. The Company pays this affiliate $6,000 a month for rental of the building. There is no formal agreement covering this lease.

NOTE 4. -- LONG-TERM DEBT
    The Company has term loans of $700,733 and $426,949 with a bank which are payable in equal monthly installments of $13,221 and $7,115, and bear interest at 8.50% and the bank's prime rate (8.50% at December 31, 1994) plus 1.25%, respectively. These loans mature in May 1999 and December 1999, respectively.

    The Company has two lines of credit of $250,000 and $200,000 which were to mature in May 1995. No amounts are outstanding under these lines of credit at December 31, 1994. The lines of credit bear interest at the bank's prime rate (8.50% at December 31, 1994) plus 1.25%. During May 1995, the maturity dates of these lines of credit were extended to May 1996.

    Borrowings under the term loans and lines of credit are secured by substantially all assets of the Company.

    The term loans and lines of credit agreements contain various restrictive covenants, including restrictions on capital expenditures and the payment of dividends, and requirements to maintain

                                COBBWELLS, INC.
                       D/B/A PAGE ONE MESSAGING SERVICES

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4. -- LONG-TERM DEBT (CONTINUED)
certain financial ratios as defined in the agreements. The Company is not in compliance with the restrictive covenants at December 31, 1994, and, therefore, the term notes are classified as current liabilities.

NOTE 5. -- COMMITMENTS AND CONTINGENCIES
    The Company leases offices, autos, and communications equipment under leases classified as operating leases. Rental expense for 1994 was approximately
$259,000. Future minimum rental commitments at December 31, 1994, are as follows:

1995.....................................................  $ 171,570
1996.....................................................    132,782
1997.....................................................     69,118
1998.....................................................     10,150
                                                           ---------
  Total..................................................  $ 383,620
                                                           ---------
                                                           ---------